Exhibit 10.5
PERLEGEN SCIENCES, INC.
SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT
February 1, 2005

SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT
     This SECOND AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (the “Agreement) is entered into as of the 1st day of February, 2005 by and among Perlegen Sciences, Inc., a Delaware corporation (the “Company”), the investors listed on Schedule A (each an “Investor” and collectively, the “Investors”) and the purchasers listed on Schedule A hereto (each, a “Purchaser” and collectively, the “Purchasers”).
WITNESSETH:
     WHEREAS, certain of the Purchasers are purchasing shares of the Company’s Series D Preferred Stock (the “Series D Stock”), pursuant to that certain Series D Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);
     WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement;
     WHEREAS, certain of the Purchasers (the “Prior Purchasers”) are holders of the Company’s Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (the “Series A Stock,” “Series B Stock” and “Series C Stock,” respectively, together with the Series D Stock, the “Preferred Stock”);
     WHEREAS, the Prior Purchasers and the Company are parties to an Amended and Restated Stockholders’ Agreement dated January 23, 2003 (the “Prior Agreement”);
     WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and
     WHEREAS, in connection with the consummation of the Financing, the Company, the Investors and the Purchasers have agreed to the preemptive rights, bring-along rights, and other rights and obligations as set forth below.
     NOW, THEREFORE, in consideration of these premises and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:
     “Affymetrix” shall mean Affymetrix, Inc., a Delaware corporation and holder of a majority of the Series A Stock.
     “Affymetrix Agreements” shall mean the Asset Purchase Agreement, Intellectual Property Transfer and License Agreement (Affymetrix to Perlegen), Intellectual Property Transfer and License Agreement (Perlegen to Affymetrix), Supply Agreement, Internal Use License Agreement, Research Agreement, Scientific Collaboration Agreement and Services Agreement, in each case between Affymetrix and the Company.

     “Affymetrix Entity” shall mean any corporation or other entity in which Affymetrix owns more than 50% of the outstanding voting securities of such corporation or other entity.
     “Agreed Rate” shall mean the product of (i) 0.20 multiplied by (ii) the result of (a) the number of days in the period commencing on the day that the Series B Stock, Series C Stock or Series D Stock, as applicable, is initially purchased by the Selling Purchaser and ending on the day immediately preceding the Section 4 Closing divided by (b) 365.
     “Agreed Value” shall mean an amount equal to the sum of (i) the Original Series B Issue Price, the Original Series C Issue Price or the Original Series D Issue Price, as applicable, and (ii) the product of (a) the Original Series B Issue Price, the Original Series C Issue Price or the Original Series D Issue Price, as applicable, multiplied by (b) the Agreed Rate.
     “Bring-Along Notice” shall have the meaning ascribed to such term in Section 3(a) of this Agreement.
     “Bring-Along Offer” shall have the meaning ascribed to such term in Section 3(a) of this Agreement.
     “Business Day” shall mean a day other than a Saturday or Sunday on which commercial banks in New York, New York are not required or permitted under applicable laws or regulations to close.
     “Buyer” shall have the meaning ascribed to such term in Section 3(a) of this Agreement.
     “Certificate” shall mean the Third Amended and Restated Certificate of Incorporation of the Company, as may be amended, modified or restated from time to time.
     “Common Stock” shall mean the common stock of the Company.
     “Controlling Group” shall have the meaning ascribed to such term in Section 3(a) of this Agreement.
     “Custodian” shall have the meaning ascribed to such term in Section 3(b) of this Agreement.
     “Equity Securities” shall mean Common Stock and Preferred Stock.
     “Financing” shall have the meaning ascribed to such term in the recitals to this Agreement.
     “Holders” shall mean the Purchasers and the Investors, or, in each case, persons who have acquired shares from any of such persons or their permitted transferees or assignees in each case in accordance with the provisions of this Agreement.

2

     “Independent Directors” shall have the meaning ascribed to such term in Section 6(a)(iv) of this Agreement.
     “Investor” or “Investors” shall have the meaning ascribed to such term in the recitals to this Agreement.
     “Lien” shall mean a charge, mortgage, pledge, security interest, restriction, claim, lien, encumbrance or adverse claim of any nature whatsoever.
     “Major Holder” shall have the meaning ascribed to such term in Section 2.4(a) of this Agreement.
     “Major Holder’s Proportionate Share” shall mean, with respect to a Major Holder, a fraction the numerator of which is the total number of shares of Common Stock owned and/or issued upon conversion of Preferred Stock owned by such Major Holder, and the denominator of which is the total number of shares of Common Stock then outstanding (assuming full conversion of outstanding Preferred Stock and exercise of all outstanding convertible securities, rights, options and warrants to acquire Common Stock of the Company).
     “Management Directors” shall have the meaning ascribed to such term in Section 6(a)(i) of this Agreement.
     “Management Investor” shall mean Brad Margus, David Cox and Stephen P.A. Fodor.
     “Nominating Committee” shall have the meaning ascribed to such term in Section 6(b) of this Agreement.
     “Original Series B Issue Price” shall have the meaning ascribed to such term in the Certificate.
     “Original Series C Issue Price” shall have the meaning ascribed to such term in the Certificate.
     “Original Series D Issue Price” shall have the meaning ascribed to such term in the Certificate.
     “Permitted Transferee” shall have the meaning ascribed to such term in Section 2.3 of this Agreement.
     “Person” shall mean an individual, partnership, corporation, trust, limited liability company or unincorporated organization, and a government or agency or political subdivision thereof.
     “Preferred Stock” shall have the meaning ascribed to such term in the recitals to this Agreement.
     “Prior Agreement” shall have the meaning ascribed to such term in the recitals to this Agreement.

3

     “Prior Purchasers” shall have the meaning ascribed to such term in the recitals to this Agreement.
     “Purchase Agreement” shall have the meaning ascribed to such term in the recitals to this Agreement.
     “Purchase Event” shall mean the consummation of a purchase of Equity Securities by Affymetrix (or one of the Affymetrix Entities) that causes Affymetrix (together with the Affymetrix Entities) to own more than 80% of the outstanding Equity Securities.
     “Purchase Event Notice” shall have the meaning ascribed to such term in Section 4(a) of this Agreement.
     “Purchase Event Option” shall have the meaning ascribed to such term in Section 4(b) of this Agreement.
     “Qualified IPO” shall have the meaning ascribed to such term in the Certificate.
     “Related Person” shall mean with respect to any Person (i) any other Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such Person, or (ii) any other Person owning or controlling 25% or more of the outstanding voting securities of or other ownership interest in such Person or (iii) any officer, director, general partner, managing partner or member of such Person.
     “Right” shall mean any option, warrant, security, right or other instrument convertible into or exchangeable or exercisable for, or otherwise giving the holder thereof the right to acquire, directly or indirectly, from the Company any Common Stock or any other such option, warrant, security, right or instrument, including any instrument issued by the Company or any subsidiary thereof the value of which is measured by reference to the value of the Common Stock.
     “Section 3 Closing” shall have the meaning ascribed to such term in Section 3(a) of this Agreement.
     “Section 4 Closing” shall have the meaning ascribed to such term in Section 4(a) of this Agreement.
     “Securities Act” shall mean the Securities Act of 1933, as amended.
     “Selling Purchaser” shall have the meaning ascribed to such term in Section 4(b) of this Agreement.
     “Series A Director” shall have the meaning ascribed to such term in Section 6(a)(ii) of this Agreement.
     “Series A Stock” shall have the meaning ascribed to such term in the recitals to this Agreement.

4

     “Series B Stock” shall have the meaning ascribed to such term in the recitals to this Agreement.
     “Series C Stock” shall have the meaning ascribed to such term in the recitals to the Agreement.
     “Series D Stock” shall have the meaning ascribed to such term in the recitals to the Agreement.
     2. Agreements Among the Company and the Holders.
          2.1 Rights of Refusal.
               (a) Transfer Notice. If at any time a Management Investor proposes to transfer Equity Securities to one or more third parties (a “Transfer”), then the Management Investor shall give the Company written notice of the Management Investor’s intention to make the Transfer (the “Transfer Notice”), which Transfer Notice shall include (i) a description of the Equity Securities to be transferred (“Offered Shares”), (ii) the identity of the prospective transferee(s) and (iii) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall also include the material terms of the proposed Transfer.
               (b) Company’s Option. The Company shall have an option for a period of ten (10) days from the Company’s receipt of the Transfer Notice to elect to purchase all but not less than all of the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may exercise such purchase option and, thereby, purchase all of the Offered Shares by notifying the Management Investor in writing before expiration of such ten (10) day period as to the number of such shares which it wishes to purchase. If the Company gives the Management Investor notice that it desires to purchase such shares, then such notice shall constitute an irrevocable commitment to purchase such shares and payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) Business Days after the Company’s receipt of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 2.1(f) or unless antitrust or other regulatory approvals or expirations of legally mandated waiting periods require a closing at a later date. If the Company fails to purchase all of the Offered Shares by exercising the option granted in this Section 2.1(b) within the period provided, the Offered Shares shall be subject to the options granted to each other Holder (each, a “Non-Selling Holder”) pursuant to this Agreement and the Company shall provide the Non-Selling Holders with the Additional Transfer Notice (as defined below).
               (c) Additional Transfer Notice. Subject to the Company’s right set forth in Section 2.1(b), if at any time the Management Investor proposes a Transfer, then, after the Company has declined to purchase the Offered Shares, the Company shall give each Non-Selling Holder an “Additional Transfer Notice” which shall include all of the information and certifications required in a Transfer Notice and additionally shall state that the Company has declined to purchase the Offered Shares and briefly describe the Non-Selling Holders’ rights of first refusal with respect to the proposed Transfer.

5

               (d) Non-Selling Holders’ Option.
               (i) The Non-Selling Holders shall have an option for a period of ten (10) days from the Non-Selling Holder’s receipt of the Additional Transfer Notice from the Company set forth in Section 2.1(c) to elect to purchase their respective pro rata shares of the Offered Shares at the same price and subject to the same material terms and conditions as described in the Additional Transfer Notice. Each Non-Selling Holder may exercise such purchase option and, thereby, purchase all or any portion of his, her or its pro rata share (with any reallotments as provided below) of the Offered Shares, by notifying the Management Investor and the Company in writing, before expiration of the ten (10) day period as to the number of such shares which he, she or it wishes to purchase. Each Non-Selling Holder’s pro rata share of the Offered Shares shall be a fraction of the Offered Shares, of which the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock) owned by such Non-Selling Holder on the date of the Additional Transfer Notice shall be the numerator and the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock) held by all Holders (except the Management Investor) on the date of the Additional Transfer Notice shall be the denominator.
               (ii) Each Non-Selling Holder shall have a right of reallotment such that, if any other Non-Selling Holder fails to exercise the right to purchase its full pro rata share of the Offered Shares within ten (10) days from the date of receipt of the Additional Transfer Notice (as described in Section 2(d)(i) above), the Management Investor will give the Non-Selling Holders who exercised in full such Non-Selling Holders pro rata share of Offered Stock (as set forth above in Section 2(d)(i)) (each, a “Fully-Exercising Investor”) notice (the “Second Notice”) of the number of Offered Shares not subscribed for by the other Non-Selling Holders. Each Fully-Exercising Investor shall have ten (10) days from the date of receipt of the Second Notice to agree to exercise an additional right to purchase, on a pro rata basis equal to the proportion that the number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock) owned by such Fully-Exercising Investor bears to the total number of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock) owned by all Fully-Exercising Investors who wish to purchase such unsubscribed Offered Stock, the Offered Shares not previously purchased. Each participating Non-Selling Holder shall be entitled to apportion Offered Shares to be purchased among its partners and affiliates, provided that such participating Non-Selling Holder notifies the Management Investor of such allocation. If a Non-Selling Holder gives the Management Investor notice that it desires to purchase its pro rata share of the Offered Shares and, as the case may be, its reallotment, then such notice shall constitute an irrevocable commitment to purchase such shares and payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than thirty (30) Business Days after the Company’s receipt of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 2.1(f) or unless antitrust or other regulatory approvals or expirations of legally mandated waiting periods require a closing at a later date.

6

               (e) [Intentionally Omitted]
               (f) Valuation of Property. Should the purchase price specified in the Transfer Notice or Additional Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company (and/or the Non-Selling Holders) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Management Investor and the Company (and/or the Non-Selling Holders) cannot agree on such cash value within ten (10) Business Days after the Company’s receipt of the Transfer Notice, the valuation shall be made by an appraiser of recognized standing selected by the Management Investor and the Company (and/or the Non-Selling Holders) or, if they cannot agree on an appraiser within twenty (20) Business Days after the Company’s receipt of the Transfer Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be paid by the Company (and/or the Non-Selling Holders). The cost borne by the Company and the Non-Selling Holders shall be borne pro rata by each based on the number of shares such parties desire to purchase pursuant to this Section 2. If the time for the closing of the Company’s purchase or the Non-Selling Holders’ purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth Business Day after such valuation shall have been made pursuant to this subsection.
          2.2 Non-Exercise of Rights. In the event that the Company and the Non-Selling Holders have not exercised their rights to purchase the Offered Shares within the time periods specified in Section 2.1, the Management Investor shall have a period of ninety (90) days from the expiration of such rights (or such longer period as is necessary to comply with any applicable regulatory waiting period or obtain any applicable regulatory approval) in which to sell the Offered Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice to the third-party transferee(s) identified in the Transfer Notice. The third-party transferee(s) shall acquire the Offered Shares free and clear of subsequent rights of first refusal under this Agreement. In the event the Management Investor does not consummate the sale or disposition of the Offered Shares within the ninety (90) day period from the expiration of these rights (or such longer period as is necessary to comply with any applicable regulatory waiting period or obtain any applicable regulatory approval), the Company’s and the Non-Selling Holders’ first refusal rights shall continue to be applicable to any subsequent disposition of the Offered Shares by the Management Investor until such right lapses in accordance with the terms of this Agreement. Furthermore, the exercise or non-exercise of the rights of the Company or the Non-Selling Holders under this Section 2 to purchase Equity Securities from the Management Investor shall not adversely affect their rights to make subsequent purchases from the Management Investor of Equity Securities.
          2.3 Limitations to Rights of Refusal.
     Each Management Investor may sell or otherwise assign, with or without consideration, Equity Securities (a) in the case of a Management Investor who is an individual, (i) to any spouse or member of such Management Investor’s immediate family, or to a custodian, trustee (including a

7

trustee of a voting trust), executor, or other fiduciary for the account of such Management Investor’s spouse or members of the Management Investor’s immediate family, or to a trust for the Management Investor’s own self, or a charitable remainder trust, and (ii) to a family limited partnership or family limited liability company which is controlled by the Management Investor and in which all partners or members are members of the Management Investor’s immediate family, or (b) in the case of a Management Investor that is not an individual, to any person or entity controlling, controlled by or under common control with such Management Investor, provided, however, that for any transfer effected pursuant to this Section 2.3 each such transferee or assignee (each, a “Permitted Transferee”), prior to the completion of the sale, transfer, or assignment shall have executed documents assuming the obligations of the Management Investor under this Agreement with respect to the transferred securities.
     2.4 Preemptive Rights.
               (a) If the Company proposes to issue, grant or sell equity securities or Rights, the Company shall first give to the Holders of 1,000,000 or more shares (subject to appropriate adjustments for stock splits, stock dividends, combinations and other recapitalizations) of Common Stock, including shares of Common Stock issuable upon conversion of the Preferred Stock in the Company (a “Major Holder”) written notice setting forth in reasonable detail the price and other terms on which such equity securities or Rights are proposed to be issued, granted or sold, the terms of any such Rights and the amount thereof proposed to be issued, granted or sold. The Major Holders shall thereafter have the preemptive right, exercisable by written notice to the Company no later than ten (10) Business Days after the Company’s notice is deemed given (as determined pursuant to Section 11 hereof), to purchase the number of such equity securities or Rights set forth in the Major Holders’ notice (which may be less than, but in no event more than, the Major Holders’ Proportionate Share thereof, as of the date of the Company’s notice), at the price and on the other terms set forth in the Company’s notice. Any notice by the Major Holders exercising the right to purchase equity securities or Rights pursuant to this Section 2.4 shall constitute an irrevocable commitment to purchase from the Company the equity securities or Rights specified in such notice, subject to the maximum set forth in the preceding sentence. The closing of the purchase of equity securities shall take place at the same time as the closing of such issuance, grant or sale referred to in the Company’s notice.
               (b) From the expiration of the 10 Business Day period first referred to in Section 2.4(a) and for a period of 90 days thereafter, the Company may offer, issue, grant and sell to any person or entity equity securities or Rights having the terms set forth in the Company’s notice relating to such equity securities or Rights at a price and on other terms no less favorable to the Company, and including no less cash, than those set forth in such notice (without deduction for reasonable underwriting, sales agency and similar fees payable in connection therewith); provided, however, that the Company may not issue, grant or sell equity securities or Rights to third parties in an amount greater than the amount set forth in such notice minus the amount purchased or committed to be purchased by the Purchasers.
               (c) The provisions of this Section 2.4 shall not apply to the following issuances of securities or Rights: (i) the issuance of Common Stock upon the conversion of Series A Stock, Series B Stock, Series C Stock or Series D Stock, (ii) the issuance of up to 24,516,722 shares

8

of Common Stock (subject to adjustment for stock splits, reverse stock splits, subdivisions, stock dividends, combinations, reclassifications, recapitalizations and similar events) pursuant to restricted stock sold to, or the exercise of stock options issued to, employees, consultants, officers or directors of the Company under a stock option plan or restricted stock issuance plan approved by a majority of the board of directors of the Company, (iii) the issuance of Common Stock as direct consideration for the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company will own substantially all the assets or more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity if such issuance is approved by a majority of the board of directors of the Company, (iv) the issuance of any shares of Common Stock in connection with a stock split or dividend of the Company (other than a Deemed Liquidation Event as defined in the Certificate), (v) the issuance of Common Stock in connection with a Qualified IPO, (vi) the issuance of Common Stock or Preferred Stock in connection with a lease financing or other asset-based financing, whether issued to a lessor, guarantor or other person (a “Lease Financing”), provided that such Lease Financing is approved by a majority of the board of directors of the Company; and provided further that any such Lease Financing which in aggregate amount exceeds $10,000,000 is approved by a majority of the board of directors including the director designated by the holders of the Series C Stock and the director designated by the holders of the Series D Stock, (vii) the issuance of Common Stock or Preferred Stock in connection with a corporate partnering, alliance or similar strategic transaction approved by a majority of the board of directors of the Company, or (viii) the issuance or deemed issuance of Common Stock or Preferred Stock upon exercise or conversion of any options or warrants, or upon the conversion of convertible securities outstanding as of the date of the first issuance of the Series D Stock.
     3. Bring-Along Rights.
          (a) Bring-Along Notice. Notwithstanding anything contained in Section 2 to the contrary, if Holders in excess of 80% of the outstanding shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock) (a “Controlling Group”), acting jointly, intend to effect a sale to a third party (a “Buyer”) of in excess of 80% of the outstanding shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock) and elect to exercise their rights under this Section 3, such Controlling Group shall deliver written notice (a “Bring-Along Notice”) to the Company and the other Holders, which notice shall (i) state (1) that the Controlling Group wishes to exercise its rights under this Section 3 with respect to such transfer, (2) the name and address of the Buyer, (3) the per share amount and form of consideration the Controlling Group proposes to receive for its shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock), (4) the percentage of the shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock) held by the members of the Controlling Group being sold by the members of the Controlling Group and (5) the terms and conditions of payment of such consideration and all other material terms and conditions of such transfer, (ii) contain an offer (the “Bring-Along Offer”) by the Buyer to purchase from the Holders that percentage of their shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock) as is being sold by the members of the Controlling Group, on and subject to the same price, terms and conditions offered to the Controlling Group and (iii) state the anticipated time and place of the closing of such transfer (a “Section 3 Closing”), which (subject to such terms and conditions) shall occur not fewer than five (5) Business

9

Days nor more than ninety (90) days after the date such Bring-Along Notice is delivered, provided that if such Section 3 Closing shall not occur prior to the expiration of such ninety (90) day period, the Controlling Group shall be required to deliver another Bring-Along Notice with respect to such Bring-Along Offer. Upon request of a Controlling Group, the Company shall provide the Controlling Group with a current list of the names and addresses of the Holders.
               (b) Conditions to Bring-Along. Upon delivery of a Bring-Along Notice, each of the Holders shall have the obligation to transfer that percentage of its shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock) as is being sold by the members of the Controlling Group pursuant to the Bring-Along Offer, as such offer may be modified from time to time, provided that the members of the Controlling Group transfer the same percentage of their shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock) to the Buyer at the Section 3 Closing and that all shares of the Preferred Stock or Common Stock held by the Controlling Group and the Holders being so sold are sold to the Buyer at the same price, and on the same terms and conditions. On or before the date set for the closing in the Bring-Along Notice, each of the Holders shall deliver to a member of the Controlling Group or such other person designated in the Bring-Along Notice (the “Custodian”) certificates representing such Holder’s applicable percentage of shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock), duly endorsed for transfer or accompanied by duly executed stock powers, free and clear of all Liens. On or before the date set for the closing in the Bring-Along Notice, each Holder shall represent and warrant to and indemnify the Buyer that (i) the agreement containing such representations, warranties and indemnities has been duly authorized, executed and delivered by or on behalf of such Holder, (ii) such Holder has full power, right and authority to transfer the shares to be sold by such Holder and to enter into such agreement, (iii) immediately before the closing, such Holder will have good and valid title to the shares to be sold by such Holder free and clear of all Liens and, upon payment for and delivery of the shares, the Buyer will acquire all of the rights of the Holder in the shares to be sold by the Holder and will acquire its interest in such shares free of any “adverse claim” (as defined in Section 8-102 of the Uniform Commercial Code) and (iv) delivery of the of the shares to be sold by such Holder to the Buyer will pass title to such shares free and clear of any Liens. The Custodian shall hold such shares and other documents in trust for such Holder pending completion or abandonment of such sale. If, within ninety (90) days after the Controlling Group delivers the Bring-Along Notice, the Controlling Group has not completed the sale of the applicable percentage of the shares of Common Stock (including shares of Common Stock issuable upon conversion of Preferred Stock) owned by the Controlling Group and the Holders to the Buyer and another Bring-Along Notice with respect to such Bring-Along Offer has not been sent to the Holders, the Custodian shall return to each Holder all certificates representing the shares. Promptly after the Section 3 Closing, the Custodian shall give notice thereof to the Holders, shall remit to each of the Holders the total consideration for the shares of such Holder sold pursuant thereto, and shall furnish such other evidence of the completion and time of completion of such sale and the terms thereof as may reasonably be requested by any of the Holders.
               (c) Remedies. Each of the Holders acknowledges that the Controlling Group would be irreparably damaged in the event of a breach or a threatened breach by such Holder of any of its obligations under this Section 3 and each of the Holders agrees that, in the event of a breach or a threatened breach by such Holder of any such obligation, the Controlling Group shall, in addition

10

to any other rights and remedies available to it in respect of such breach, be entitled to an injunction from a court of competent jurisdiction (without any requirement to post bond) granting it specific performance by such Holder of its obligations under this Section 3. Each of the Holders agrees that, in the event of a breach or a threatened breach by such Holder of its obligations under this Section 3, the Company may record the transfer of such Holders’ shares to the Buyer on the books and records of the Company. In the event that the Controlling Group shall file suit to enforce the covenants contained in this Section 3 (or obtain any other remedy in respect of any breach thereof) the prevailing party in the suit shall be entitled to recover, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, including reasonable attorney’s fees and expenses.
     4. Purchase Rights.
          (a) Purchase Event Notice. Affymetrix shall, within 30 days following the date of the first Purchase Event, deliver written notice (a “Purchase Event Notice’’) to the Company and each of the Purchasers, which notice shall state (i) that a Purchase Event has occurred and (ii) the time, date and place of the closing of the sale of any shares to be purchased by Affymetrix upon the exercise of the Purchase Event Option (a “Section 4 Closing”), which (subject to the terms and conditions of this Section 4) shall occur not fewer than fifteen (15) days nor more than ninety (90) days after the date such Purchase Event Notice is delivered.
          (b) Purchase Event Option. Each Purchaser shall have an option (the “Purchase Event Option”) for a period of ten (10) days from such Purchaser’s receipt of the Purchase Event Notice to elect to sell all, but not less than all, of the shares of Series B Stock, Series C Stock and Series D Stock owned by such Purchaser to Affymetrix at a price per share equal to the Agreed Value. Each Purchaser may exercise its Purchase Event Option by notifying Affymetrix of such exercise in writing before expiration of such ten (10) day period, which notice shall state the number of shares of Series B Stock, Series C Stock and Series D Stock owned by such Purchaser. If a Purchaser provides Affymetrix with such a notice (each, a “Selling Purchaser”), then such notice shall constitute an irrevocable commitment by such Selling Purchaser to sell all of the shares of Series B Stock, Series C Stock and Series D Stock owned by such Selling Purchaser to Affymetrix at a price per share equal to the Agreed Value.
          (c) Purchase Event Option Closing. On or before the time set for the Section 4 Closing, each of the Selling Purchasers shall deliver to Affymetrix certificates representing such Selling Purchaser’s Series B Stock, Series C Stock and Series D Stock, duly endorsed for transfer or accompanied by duly executed stock powers, free and clear of all Liens. On or before the Section 4 Closing, each Selling Purchaser shall represent and warrant to and indemnify Affymetrix that (i) the agreement containing such representations, warranties and indemnities has been duly authorized, executed and delivered by or on behalf of such Selling Purchaser, (ii) such Selling Purchaser has full power, right and authority to transfer the shares to be sold by such Selling Purchaser and to enter into such agreement, (iii) immediately before the Section 4 Closing, such Selling Purchaser will have good and valid title to the shares to be sold by such Selling Purchaser free and clear of all Liens and, upon payment for and delivery of the shares, Affymetrix will acquire all of the rights of the Selling Purchaser in the shares to be sold by the Selling Purchaser and will acquire its interest in such shares free of any “adverse claim” (as defined in Section 8-102 of the Uniform Commercial Code) and (iv) delivery of the of the shares to be sold by such Selling Purchaser to Affymetrix will pass title to such shares free and clear of any Liens.

11

     5. Assignments and Transfers; No Third Party Beneficiaries. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives, but shall not otherwise be for the benefit of any third party. The rights of the Holders hereunder are only assignable by a Holder to an assignee that (i) is a subsidiary, affiliate, parent, partner, limited partner, retired partner or stockholder of a Holder, (ii) is a Permitted Transferee of a Holder pursuant to Section 2.1, or (iii) after such assignment, holds at least 100,000 shares of Common Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) including shares of Common Stock issued upon conversion of Preferred Stock.
     6. Board of Directors.
          (a) The Board of Directors of the Company shall consist of not more than eight members. On all matters relating to the election of directors of the Company, each Holder agrees to vote all shares of issued and outstanding shares of Common Stock, including shares of Common Stock issued or issuable upon conversion of Preferred Stock, held by them (or the holders thereof shall consent pursuant to an action by written consent of the holders of capital stock of the Company) so as to elect members of the Company’s Board of Directors as follows:
               (i) the Chief Executive Officer of the Company (the “Management Director”), who shall initially be Brad Margus;
               (ii) two persons that are designated by the holders of a majority of the Series A Stock (the “Series A Directors”), who shall initially be Stephen Fodor, Ph.D. and John A. Young;
               (iii) one person elected by the holders of a majority of the Series C Stock, who shall be designated by Maverick Fund L.D.C., and its affiliates (“Maverick”), for such time as Maverick holds at least 4,000,000 shares of Preferred Stock (as adjusted for any stock splits, dividends, recapitalizations or the like) who shall initially be Dr. Howard Furst;
               (iv) three persons that are independent of the holders of the Series A Stock and are designated by the Nominating Committee (the “Independent Directors”); and
               (v) one person elected by the holders of a majority of the Series D Stock, who shall be designated by CSK Ventures, Ltd., and its affiliates (“CSK”), for such time as CSK holds at least 4,000,000 shares of Preferred Stock (as adjusted for any stock splits, dividends, recapitalizations or the like) who shall initially be Makoto Kaneshiro.
     If not already appointed to serve on the Board of Directors within ten (10) Business Days following the initial issuance of the Series D Stock, the stockholders of the Company shall elect by written consent the director designated by CSK. Makoto Kaneshiro has agreed to serve as the initial Director designated by CSK if elected by the stockholders of the Company.

12

     Any vote taken to remove any director elected pursuant to this Section 6, or to fill any vacancy created by the resignation or death of a director elected pursuant to this Section 6, shall also be subject to the provisions of this Section 6.
     Other than the Series A Directors, no director of the Company shall also be a director or officer of Affymetrix.
          (b) The Board of Directors of the Company shall maintain a Nominating Committee (the “Nominating Committee”) consisting of at least two people, one of whom shall be an Independent Director, to the extent that one or more Independent Directors are then serving on the Board of Directors; provided, however, that in no event shall the Nominating Committee consist of two Series A Directors. The Nominating Committee may consider recommendations for candidates to the three Independent Director positions on the Board of Directors. The Nominating Committee shall designate the three Independent Directors.
     7. Covenants of the Company.
          (a) Basic Financial Information and Reporting.
               (i) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied.
               (ii) As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the Company will furnish each Major Holder a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants selected by the Company’s Board of Directors.
               (iii) The Company will furnish each Major Holder, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly period, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such period and for the current fiscal year to date, certified by an executive officer of the Company and prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and normal, recurring year-end audit adjustments may not have been made.
          (b) Inspection Rights. Each Major Holder shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be

13

reasonably requested; provided, however, that the Company shall not be obligated under this Section 7(b) with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.
          (c) Confidentiality of Records. Each Major Holder confirms that it is aware, and that its representatives have been advised, that the United States securities laws prohibit any person who has material non-public information about a public company from purchasing or selling securities of such company. Each Major Holder confirms that it is aware, and that its representatives have been advised, that certain information that may be made available to such Major Holder in connection with such Major Holder’s ownership of Equity Securities may constitute material non-public information regarding Affymetrix or its securities. Each Major Holder agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Major Holder uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain, available on a non-confidential basis from a source other than the Company, independently developed by such Major Holder without use of such information or required to be disclosed by applicable law), except that such Major Holder may disclose such proprietary or confidential information to any accountant, attorney, consultant, partner, subsidiary or parent of such Major Holder for the purpose of evaluating its investment in the Company as long as such accountant, attorney, consultant, partner, subsidiary or parent is advised of the confidentiality and other provisions of this Section 7(c).
          (d) Directors’ Liability and Indemnification. The Company’s Certificate and Bylaws shall provide (a) for elimination of the liability of directors to the maximum extent permitted by Delaware General Corporation Law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by Delaware General Corporation Law.
          (e) Reservation of Common Stock. The Company shall at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.
          (f) Day-to-Day Operations. The management of the Company shall manage the day-to-day operations of the Company under the general supervision of the board of directors.
          (g) Assignment of Inventions and Confidentiality Agreements. Each employee and consultant of the Company shall enter into the Company’s standard form of confidentiality, proprietary information and invention assignment agreement.
          (h) Stock Vesting. Stock and stock equivalents issued after the Closing (as defined in the Purchase Agreement) to officers and employees will be subject to vesting or a right of repurchase as follows: 25% to vest at the end of the first year following such issuance, with the remaining 75% to vest annually and equally over the next three years. The repurchase option will provide that upon termination of the employment of the officer or employee, with or without cause, the Company or its assignee (to the extent permissible under applicable securities law qualification) retains the option to repurchase at cost any unvested shares held by such officer or employee.

14

     8. Legends.
          (a) Each existing or replacement certificate for shares now owned or hereafter acquired by the Holders shall bear the following legends upon its face:
“THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS’ AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN OTHER HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.”
“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) IF REGISTERED UNDER THE SECURITIES ACT OR (2) IN A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION (IT BEING UNDERSTOOD THAT NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF AN EXEMPTION) AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.”
     9. Further Limitations on Disposition.
          (a) Except as otherwise provided in this Agreement, each Management Investor will not sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way, all or any part of or any interest in the Equity Securities now or hereafter owned or held by such Management Investor. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of Equity Securities not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.
          (b) Each Holder agrees not to make any disposition of all or any portion of its shares of the Company’s capital stock or rights to acquire capital stock of the Company unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Agreement provided and to the extent this Agreement is then applicable, and:
               (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

15

               (ii) (x) The person shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (y) if reasonably requested by the Company, such person shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.
     Notwithstanding the provisions of subsections (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder that is (i) a partnership to a Permitted Transferee or a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, (ii) a natural person by the laws of community property or otherwise pursuant to a court order upon the divorce of such person or (iii) that is not an individual, to any person or entity controlling, controlled by or under common control with such Holder, in each case if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original party hereunder. The merger, consolidation or acquisition of a Holder or the purchase of all or substantially all of a Holder’s assets shall not constitute a disposition of shares of the Company’s capital stock or rights to acquire capital stock of the Company for purposes of this Section 9.
     10. “Market Stand-Off” Agreement. Each Holder hereby agrees that he, she or it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s first underwritten public offering of its Common Stock under the Securities Act and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by such Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 10 shall (i) apply only if all directors and executive officers of the Company and holders of at least five percent (5%) of the Company’s outstanding voting securities have executed and delivered an agreement identical either to the provisions set forth in this Section 10 or to that which the Holders have been requested to sign by the managing underwriter and (ii) not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. The underwriters in connection with a public offering of Equity Securities by the Company are intended third party beneficiaries of this Section 10 and shall have the right, power and authority, subject to the foregoing limitations, to enforce the provisions hereof as though they were a party hereto.
     The standoff period shall be no longer than 180 days, provided, however, that if (1) during the last 17 days of the standoff period the Company issues a earnings release or material news or a

16

material event relating to the Company occurs; or (2) prior to the expiration of the market standoff period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the standoff period, the restrictions imposed by this section shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
     11. Notices. Any notice required or permitted by any provision of this Agreement shall be deemed sufficiently given after three business days if sent by certified U.S. mail, return receipt requested, or after one business day if sent by nationally recognized overnight carrier and addressed (i) in the case of the Holders to the address as set forth in the signature pages hereto or such other address as such party may designate in writing from to time to time; (ii) in the case of the Company, to its principal office; and (iii) in the case of any permitted transferee of a party to this Agreement or its transferee, to such transferee at its address as designated in writing by such transferee to the Company from time to time.
     12. Further Instruments and Actions. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. The Holders agree to cooperate affirmatively with the Company and the other Holders to the extent reasonably requested by the Company or the other Holders, to enforce rights and obligations pursuant hereto.
     13. Term. Sections 2, 3, 4, 5, 6, 7 and 9(a) of this Agreement shall terminate upon the earlier of: (i) a public offering of the Company’s securities pursuant to a registration statement filed by the Company with, and declared effective by, the Securities and Exchange Commission under the Securities Act or (ii) the occurrence of a Deemed Liquidation Event.
     14. Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof, supersedes the Prior Agreement and all other agreements between or among any of the parties with respect to the subject matter hereof and cannot be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties to this Agreement or as provided in Section 15 of this Agreement. Other than provisions required to be interpreted under Delaware General Corporation Law, this Agreement shall be interpreted under the laws of the State of California without reference to California conflicts of law provisions.
     15. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of: (i) as to the Company, the Company, (ii) as to the Investors, the written consent of the holders of a majority of the outstanding Common Stock or the Common Stock issued or issuable upon conversion of the Series A Stock then outstanding held by all the Investors and (iii) as to the Purchasers, the written consent of the holders of a majority of the outstanding Common Stock or the Common Stock issued or issuable upon conversion of the Series B Stock, Series C Stock and Series D Stock, voting as a single class, then outstanding held by all the Purchasers; provided that each Purchaser or Investor may waive his, her or its rights hereunder without obtaining the consent of any other Purchaser or Investor, respectively. Any amendment or waiver effected in accordance with this Section 15 shall be binding upon the Purchasers, the Investors and the Company and their respective successors and assigns.

17

     16. Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     17. Attorney’s Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.
     18. Counterparts. This Agreement may be executed in two or more counterparts, via facsimile or otherwise, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In addition, to the extent that a holder of Series A Stock, Series B Stock or Series C Stock who is a party to the Prior Agreement is also purchasing Series D Stock pursuant to the Series D Purchase Agreement than the execution of this Agreement by such party shall (i) be deemed to include such party’s consent to amend and restate the Prior Agreement and (ii) to be bound by this Agreement.
     19. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder’s part of any breach, default or noncompliance under this Agreement or any waiver on such Holder’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.
     20. Aggregation of Stock. All shares of Common Stock issued or issuable upon conversion of the Preferred Stock held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

18

SCHEDULE A

Holder	Class/Series of Stock	Number of Shares
Common Stock:
David Cox	Common	1,400,000
Stephen Fodor	Common	1,400,000
Brad Margus	Common	1,400,000

Series A:
Affymetrix, Inc.	Series A Stock	34,450,000
Atlantic Trust Company, FBO Robert G. Middlebrook	Series A Stock	287,000
John Hans-Peter	Series A Stock	50,000
Margrit Kelly	Series A Stock	150,000
Robert G. Middlebrook Revocable Trust of 2000	Series A Stock	388,000
Swiss Partners	Series A Stock	300,000
Triaxis Trust AG	Series A Stock	50,000
Ursula Vollenweider	Series A Stock	125,000

Series B:
1995 Diekman Revocable Trust	Series B Stock	138,889
AJ Trusts Partnership	Series B Stock	26,400
Alexander Maxwell Djerassi Trust	Series B Stock	20,000
Alza Corporation Retirement Plan	Series B Stock	42,000
AWD LLC, Chase Manhattan Bank USA, N.A. Trustee	Series B Stock	11,111
Bank Julius Baer & Co Ltd.	Series B Stock	614,000
Bank Julius Baer & Co. Ltd.	Series B Stock	138,889
Barry Ramsay Zesiger	Series B Stock	42,000
BioMedical Sciences Investment Fund PTE LTD.	Series B Stock	277,777
Bio-X Technology Limited	Series B Stock	138,889
BSI SA	Series B Stock	1,390,667
BruschiVasco	Series B Stock	1,000
BSI-New BioMedical Frontier (SICAV)	Series B Stock	275,000
Caramia LLC	Series B Stock	60,000
Carissimo LLC	Series B Stock	30,000

Holder	Class/Series of Stock	Number of Shares
Carl Djerassi Revocable Trust	Series B Stock	20,000
Carol A. Christopher	Series B Stock	5,500
CBG Compagnie Bancaire Geneve	Series B Stock	193,055
Marc Antoine-Cottet	Series B Stock	1,389
Chris Meyer	Series B Stock	5,000
City of Milford Pension & Retirement Fund	Series B Stock	153,000
CMEA Venture Life Sciences 2000 Civil Law Partnership	Series B Stock	78,791
CMEA Venture Life Sciences 2000 Limited Partnership	Series B Stock	1,032,320
Dean Witter Foundation	Series B Stock	28,000
Diane W. Middlebrook	Series B Stock	20,000
Donna Swanson	Series B Stock	7,000
Douglas E. Goldman 1997 Charitable Lead Trust, Chase Manhattan Bank USA, N.A. Trustee	Series B Stock	16,667
Douglas E. Goldman 2001 Trust	Series B Stock	16,667
Douglas E. Goldman, 1997 Long Term Trust, Chase Manhattan Bank USA, N.A. Trustee	Series B Stock	8,333
Douglas E. Goldman, Trustee, Douglas E. Goldman Revocable Trust	Series B Stock	16,667
DRW Venture Partners LP	Series B Stock	361,111
DV Partners, L.P.	Series B Stock	27,778
Edward B. Rubin	Series B Stock	2,100
Elisa Zaffaroni	Series B Stock	70,000
Ernest Mario	Series B Stock	138,000
Fidurhone S.A.	Series B Stock	69,445
Francis H. M. Kelly	Series B Stock	694,444
Genetic Technologies	Series B Stock	127,000
George Rosenkranz	Series B Stock	3,000
GF86 LLC	Series B Stock	44,445
Gonzalo M. Silveira	Series B Stock	34,725
Guillermo S. Surraco	Series B Stock	13,889
Henry Weinberg	Series B Stock	35,000
Hilleman/Albright Family Trust	Series B Stock	13,888
Isy Goldwasser	Series B Stock	55,556

2

Holder	Class/Series of Stock	Number of Shares
J. Leighton Read	Series B Stock	27,778
J. Robert Coleman	Series B Stock	27,778
JMJ Trusts Partnership	Series B Stock	30,555
Joachim Herz	Series B Stock	83,000
John D. Goldman 1997 Charitable Lead Trust, Chase Manhattan Bank USA, N.A. Trustee	Series B Stock	15,550
John D. Goldman 1997 Long Term Trust, Chase Manhattan Bank USA, N.A. Trustee	Series B Stock	7,789
John D. Goldman 2001 Trust	Series B Stock	15,550
John D. Goldman and Marcia L. Goldman, Trustees, The John & Marcia Goldman Trust	Series B Stock	23,600
John J. & Catherine Kayola	Series B Stock	3,000
Joshua Rabinowitz	Series B Stock	3,000
Kenneth W. Flax	Series B Stock	10,000
Laura L. Lussich	Series B Stock	13,889
Liberty Acorn Trust	Series B Stock	1,249,999
Liechtensteinischee LandesBank, Vaduz	Series B Stock	46,055
Lombard Odier & Cie	Series B Stock	3,405,555
Luna Ventures LLC	Series B Stock	30,000
M. Lorette Viaud	Series B Stock	7,000
Mary C. Anderson	Series B Stock	14,000
Matilda Nieri	Series B Stock	34,725
Maverick Fund II, Ltd.	Series B Stock	209,738
Maverick Fund LDC	Series B Stock	2,761,534
Maverick Fund USA, Ltd.	Series B Stock	1,195,394
Maxine F. Singer	Series B Stock	13,888
Michael J. Donoghue	Series B Stock	85,000
MPM BioEquities Master Fund LP	Series B Stock	1,111,112
NFIB Employee Pension Trust (Booth & Co)	Series B Stock	67,000
NFIB SERP Assets (Booth & Co)	Series B Stock	14,000
Paul Joseph Cusenza	Series B Stock	9,722
Peter B. Coy & Judith H. Coy Trust dtd 09/12/96	Series B Stock	10,000
Public Employee Retirement System of Idaho	Series B Stock	373,000

3

Holder	Class/Series of Stock	Number of Shares
R.A. Investment Group	Series B Stock	138,889
Robert D. English	Series B Stock	138,890
Sano Ventures IX LLC	Series B Stock	833,334
SB Life Science Ventures I, L.P.	Series B Stock	972,222
Schweizerhall Holding AG	Series B Stock	2,150,000
Stryer Revocable Trust	Series B Stock	55,557
Surinvex International Corporation	Series B Stock	56,000
Susan R.G. Revocable Trust, Pell Rudman Trust Company (Atlantic), N.A. Trustee	Series B Stock	44,444
Terrence V. Fant	Series B Stock	5,000
The 1989 Leech Living Trust	Series B Stock	13,889
The Bay City Capital Fund II Co-Investment Fund, LP	Series B Stock	8,526
The Bay City Capital Fund II, LP	Series B Stock	130,363
The Berg Living Trust	Series B Stock	7,500
The Michael L. Riodan Trust 12/11/95	Series B Stock	138,888
The Papageno Trust	Series B Stock	30,000
The RFC Trust	Series B Stock	15,000
The Steven and Florence Goldby Trust	Series B Stock	27,800
Triaxis Trust AG-1	Series B Stock	34,722
Triaxis Trust AG-2	Series B Stock	104,166
Vulcan Ventures Inc.	Series B Stock	2,890,213
Wells Family LLC	Series B Stock	69,000
White Oak Partners	Series B Stock	55,556
Wolfson Investment Partners LP	Series B Stock	28,000
Zaffaroni Family Partnership	Series B Stock	278,000
Zaffaroni Revocable Trust	Series B Stock	2,432,438
Zderic Family Trust	Series B Stock	70,000

Series C:
1995 Diekman Revocable Trust	Series C Stock	16,026
AJ Trusts Partnerships	Series C Stock	18,500
Alejandro A. Zaffaroni	Series C Stock	14,018
Alexander Peter Zaffaroni 12/29/88 Trust	Series C Stock	14,018
Alstertor Private Life Gmbh & Co. KG	Series C Stock	192,307
Biofrontier Global Investment Partnership, a Japanese Civil Partnership	Series C Stock	1,282,052

4

Holder	Class/Series of Stock	Number of Shares
Biomedical Sciences Investment Fund PTE Ltd.	Series C Stock	1,282,051
BSI S.A.	Series C Stock	687,000
Charles Adam Zaffaroni 12/29/88 Trust	Series C Stock	14,018
Charles F. Hoyng	Series C Stock	4,808
CMEA Ventures Life Sciences 2000 Civil Law Partnership	Series C Stock	49,731
CMEA Ventures Life Sciences 2000 L.P.	Series C Stock	752,640
CSK Venture Capital Co., Ltd., as Investment Manager for CSK — 4 Investment Fund	Series C Stock	192,555
CSK Venture Capital Co., Ltd., as Investment Manager for Hitachi — CSK Internet Business Fund	Series C Stock	449,294
Daniel S Goldman Trust	Series C Stock	7,700
Donna Swanson	Series C Stock	5,134
Douglas E. Goldman 1997 Long Term Trust	Series C Stock	5,800
Douglas E. Goldman 2001 Trust	Series C Stock	11,500
Douglas E. Goldman Charitable Lead Trust	Series C Stock	11,500
Douglas E. Goldman Revocable Trust	Series C Stock	11,500
DRW Venture Partners LP	Series C Stock	176,521
Eli Lilly and Company	Series C Stock	641,025
Elisa Zaffaroni	Series C Stock	14,018
Francis H. M. Kelly	Series C Stock	192,591
GF 86 LLC	Series C Stock	23,076
Gonzalo M. Silveira	Series C Stock	14,018
J. Leighton Read	Series C Stock	12,530
J. Robert Coleman, Jr.	Series C Stock	20,000
JMJ Trusts Partnerships	Series C Stock	21,200
John and Marcia Goldman Trust	Series C Stock	16,000
John D. Goldman 1997 Charitable Lead Trust	Series C Stock	10,800
John D. Goldman 1997 Long Term Trust	Series C Stock	5,400
John D. Goldman 2001 Revocable Trust	Series C Stock	10,800
Kenneth W. Flax	Series C Stock	10,013
Laura L. Lussich de Surraco	Series C Stock	15,019

5

Holder	Class/Series of Stock	Number of Shares
Leah Zaffaroni	Series C Stock	14,018
M. Lorette Viaud	Series C Stock	3,504
Mark V. Roeder	Series C Stock	1,282
Marta Rachetti	Series C Stock	14,018
Matilda Nieri	Series C Stock	14,018
Maverick Fund II, Ltd.	Series C Stock	899,031
Maverick Fund LDC	Series C Stock	3,760,572
Maverick Fund USA, Ltd.	Series C Stock	1,750,653
Michael J. Donoghue	Series C Stock	128,205
Nipponkoa Trust Link Investment Enterprise Partnership	Series C Stock	500,680
Peter B. Coy & Judith H. Coy Trust dtd 9/12/96, Peter B. Coy & Judith H. Coy TTEES	Series C Stock	6,410
Private Life Biomed AG	Series C Stock	961,538
Samuel E. George	Series C Stock	3,205
SB Life Sciences Ventures I, L. P.	Series C Stock	961,756
Susan R.G. Revocable Trust	Series C Stock	23,076
Terrance V. Fant	Series C Stock	5,000
The 1989 Leech Living Trust	Series C Stock	14,018
The Leschly Family Trust U/T/D DTD 01/14/01	Series C Stock	16,025
The Mendelson Family Trust	Series C Stock	22,756
Unilever Technology Ventures Fund B.V.	Series C Stock	1,602,548
VP Company Investments 2003, LLC	Series C Stock	32,051
Vulcan Ventures, Inc.	Series C Stock	3,176,058
WS Investment Company (2002A)	Series C Stock	22,435
WS Investment Company (2002D)	Series C Stock	41,667
Zaffaroni Revocable Trust 1/24/86	Series C Stock	482,033

Series D:
The 1989 Leech Living Trust	Series D Stock	39,634
1995 Diekman Revocable Trust	Series D Stock	16,025
Affymetrix, Inc.	Series D Stock	1,282,051
Alstertor Private Life Gmbh & Co. KG	Series D Stock	65,266
AquaRIMCO Biotechnology No. 3 Investment Partnership	Series D Stock	960,000

6

Holder	Class/Series of Stock	Number of Shares
Banco Del Gottardo	Series D Stock	160,256
Biofrontier Global Investment Partnership, a Japanese Civil Partnership	Series D Stock	435,111
Brookside Capital Partners Fund, L.P.	Series D Stock	3,205,128
BSI S.A.	Series D Stock	1,148,161
California Emerging Ventures	Series D Stock	355,224
CMEA Ventures Life Sciences 2000 Civil Law Partnership	Series D Stock	912
CMEA Ventures Life Sciences 2000 L.P.	Series D Stock	15,187
J. Robert Coleman, Jr. & Diane Sanders Coleman, TTEES Coleman Family Trust U/A DTD 3/4/04	Series D Stock	49,516
Compagnie Bancaire Espirito Santa S.A.	Series D Stock	64,800
Peter B. Coy	Series D Stock	9,045
CSK Finance Co., Ltd.	Series D Stock	6,410,257
CSK Venture Capital Co., Ltd., as Investment Manager for CSK-VC Life Science Investment Fund	Series D Stock	1,282,051
Michael J. Donoghue	Series D Stock	320,513
Robert D. English	Series D Stock	64,102
Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund	Series D Stock	12,820,512
Kenneth Flax	Series D Stock	13,649
Glynn Emerging Opportunity	Series D Stock	384,615
Glynn Investment Company LLC	Series D Stock	96,153
Glynn Ventures IV LP	Series D Stock	256,410
Glynn Ventures V LP	Series D Stock	448,717
International Medical Technology S.A.	Series D Stock	320,512
Francis H. M. Kelly	Series D Stock	370,512
Margrit A. Kelly	Series D Stock	329,487
Lombard Odier Darier Hentsch & Cie	Series D Stock	2,123,077
Outer Islands Capital LP	Series D Stock	192,307
Maverick Fund LDC	Series D Stock	1,460,665
Maverick Fund USA, Ltd.	Series D Stock	712,712
Maverick Fund II Ltd.	Series D Stock	1,081,751
Robert G. Middlebrook Revocable Trust of 2000	Series D Stock	253,000

7

Holder	Class/Series of Stock	Number of Shares
Mizuho Securities Co., Ltd.	Series D Stock	320,000
MPM BioEquities Master Fund	Series D Stock	242,152
Matilda Nieri	Series D Stock	61,900
Karl B. Pace	Series D Stock	1,000,000
Private Life Biomed AG	Series D Stock	326,333
J. Leighton Read	Series D Stock	14,317
Richard Rippe & Sandra L. Rippe, As Joint Tenants with Right of Survivorship	Series D Stock	160,256
Gregory Rosston	Series D Stock	18,282
Steven Rosston	Series D Stock	36,565
Sano Ventures IX LLC	Series D Stock	961,540
SB Life Science Ventures I, L.P.	Series D Stock	320,512
Gonzalo Silveira	Series D Stock	73,308
Surinvex International Corporation	Series D Stock	141,551
Guillermo Surraco	Series D Stock	69,603
Laura Lussich de Surraco	Series D Stock	117,353
Donna Swanson	Series D Stock	37,811
Unilever Technology Ventures Fund BV	Series D Stock	320,500
Maria Viaud	Series D Stock	38,500
WS Investment Company, LLC (2004A)	Series D Stock	11,218
WS Investment Company, LLC (2004D)	Series D Stock	20,833
Zaffaroni Family Partnership L.P.	Series D Stock	1,869,264
Zaffaroni Revocable Trust 1/24/86	Series D Stock	155,000
Zaffaroni Revocable Trust 1/24/86	Series D Stock	2,000,000
Zaffaroni Revocable Trust 1/24/86	Series D Stock	51,767
Alejandro Zaffaroni, Trustee of Zaffaroni Retirement Trust FBO Gonzalo M. Silveira, U/A/D 1/1/02	Series D Stock	4,791
Alejandro Zaffaroni, TTEE Zaffaroni Retirement Trust FBO M. Lorette Viaud U/A/D 1/1/02	Series D Stock	5,704
Alexander Peter Zaffaroni 12/29/88 Trust	Series D Stock	129,441
Charles Adam Zaffaroni 12/29/88 Trust	Series D Stock	129,441
Zesiger Capital Group, LLC:
Cudd & Co. FBO Asphalt Green, Inc.	Series D Stock	37,000
Alexa Zesiger Carver	Series D Stock	15,000
City of Milford Pension & Retirement Fund	Series D Stock	184,000

8

Holder	Class/Series of Stock	Number of Shares
City of Stamford Firemen’s Pension Fund	Series D Stock	182,000
Brook Dey Cosby	Series D Stock	15,000
Francois deMenil	Series D Stock	37,000
Susan Uris Halpern	Series D Stock	37,000
Cudd & Co. FBO Helen Hunt	Series D Stock	37,000
J.P. Morgan Trust Co. (Bahamas) Ltd. As Trustee U/A/D 11/30/93	Series D Stock	145,000
John J. & Catherine H. Kayola	Series D Stock	4,000
Peter Looram	Series D Stock	30,000
Meehan Foundation	Series D Stock	37,000
Domenic J. Mizio	Series D Stock	91,000
Nicola Zesiger Mullen	Series D Stock	15,000
Booth & Co. FBO National Federation of Independent Business	Series D Stock	20,000
Psychology Associates	Series D Stock	15,000
Public Employee Retirement System of Idaho	Series D Stock	964,000
Theeuwes Family Trust, Felix Theeuwes Trustee	Series D Stock	37,000
Albert L. Zesiger	Series D Stock	91,000
Barrie Ramsay Zesiger	Series D Stock	43,000
David Zesiger	Series D Stock	15,000

9

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

PERLEGEN SCIENCES, INC.

By:	/s/ Brad A. Margus

Name: Brad A. Margus
Title: President and Chief Executive Officer

Address:
Perlegen Sciences, Inc.
2021 Stierlin Court
Mountain View, California 94043
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

PFIZER OVERSEAS PHARMACEUTICALS

By:	/s/ Paul Duffy

Name: Paul Duffy
Title: Director

/s/ Ciaran Keaney

Ciaran Keaney
Company Secretary
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

MAVERICK FUND LDC

By:	/s/ Michelle Perrin

Title:	Director of Fund Accounting Maverick Capital Ltd., as Investment Manager
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

MAVERICK FUND USA, LTD.

By:	/s/ Michelle Perrin

Title:	Director of Fund Accounting Maverick Capital Ltd., as Investment Manager
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

MAVERICK FUND II, LTD.

By:	/s/ Michelle Perrin

Title:	Director of Fund Accounting Maverick Capital Ltd., as Investment Manager
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

BIOFRONTIER GLOBAL INVESTMENT PARTNERSHIP, A Japanese Civil Partnership

By: BioFrontier Partners Co., Ltd., General Partner

By:	/s/ Yoshihiro Ohtaki

Title:	President
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

CMEA VENTURES LIFE SCIENCES 2000, L.P.

By:	/s/ Tom Baruch

General Partner
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

CMEA VENTURES LIFE SCIENCES 2000, CIVIL LAW PARTNERSHIP

By:	/s/ Tom Baruch

General Partner
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

BSI SA.

By:	/s/ Fulvio Bernasconi /s/ Thomas Streule

Title:	Ass. Vice President Ass. Vice President

By:

Name:	B. Ripamonti

Title:	Vice President
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

ZAFFARONI REVOCABLE TRUST
1/24/86

By:	/s/ Alejandro Zaffaroni

ALEJANDRO ZAFFARONI

Title:	TRUSTEE

[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

Title:	TRUSTEE

/s/ Francis H. M. Kelly

Francis H. M. Kelly
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

J. ROBERT COLEMAN, JR. & DIANE SANDERS COLEMAN TTEES COLEMAN FAMILY TRUST U/A DTD 3/4/04

By:	/s/ J. Robert Coleman /s/ Diane Sanders Coleman

Title:	Trustees
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

/s/ Laura L. De Surraco

Laura L. De Surraco
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

/s/ Matilda Nieri

Matilda Nieri
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

/s/ Gonzalo M. Silveira

Gonzalo M. Silveira
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

ALEXANDER PETER ZAFFARONI 12/29/88 TRUST

By:	/s/ Gayle Adams

GAYLE ADAMS

Title:	TRUSTEE
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

CHARLES ADAM ZAFFARONI 12/29/88 TRUST

By:	/s/ Gayle Adams

GAYLE ADAMS

Title:	TRUSTEE
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

J. LEIGHTON READ

By:	/s/ L. Leighton Read

Title:

[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

/s/ Kenneth Flax

Kenneth Flax
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

/s/ Donna Swanson

Donna Swanson
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

/s/ Maria Viaud

Maria Viaud
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

AFFYMETRIX, INC.

By:	/s/ Greg Schiffman

Name:	Greg Schiffman

Title:	Chief Financial Officer
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

BANCO DEL GOTTARDO

By:	/s/ E. Ferrari

Name:	E. Ferrari

Title:	Associate Director
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

/s/ David Cox

DAVID COX

Address:
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

THE 1989 LEECH LIVING TRUST

By:	/s/ Ana Leech

Ana Leech

Title:	Trustee
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

CALIFORNIA EMERGING VENTURES, LLC

By: GSA Partners, LLC, its Manager

By: Grove Street Advisors, LLC, its Manager

By:	/s/ Ann St. Germain

Title:	Ann St. Germain
MEMBER & CFO
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

CSK FINANCE CO., LTD.

By:	/s/ Masahiro Aozono

Masahiro Aozono

Title:	President & CEO

CSK VENTURE CAPITAL CO., LTD. as Investment Manager for CSK-VC Life Science Investment Fund

By:	/s/ Shunichi Ishimura

Shunichi Ishimura

Title:	President & CEO
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

CSK VENTURE CAPITAL CO., LTD. as Investment Manager for Hitachi — CSK Internet Business Fund

By:	/s/ Shunichi Ishimura

Shunichi Ishimura

Title:	President & CEO

Address: 5F, Riviera Minami Aoyama Bldg.
3-3-3 Minami-Aoyama, Minato-ku
Tokyo 107-0062 Japan

Attn:	Makoto Kaneshiro

CSK VENTURE CAPITAL CO., LTD.
as Investment Manager for CSK-4 Investment Fund

By:	/s/ Shunichi Ishimura

Shunichi Ishimura

Title:	President & CEO

Address: 5F, Riviera Minami Aoyama Bldg.
3-3-3 Minami-Aoyama, Minato-ku
Tokyo 107-0062 Japan

Attn:	Makoto Kaneshiro
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

/s/ Robert D. English

Robert D. English
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

/s/ Stephen P.A. Fodor

STEPHEN P.A. FODOR

Address:
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

GLYNN EMERGING OPPORTUNITY FUND

By:	/s/ John W. Glynn

Title:	General Partner
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

GLYNN INVESTMENT COMPANY LLC

By:	/s/ John W. Glynn

Title:	Manager
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

GLYNN VENTURES IV

By:	/s/ John W. Glynn

Title:	General Partner
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

INTERNATIONAL MEDICAL TECHNOLOGY S.A.

By:	/s/ Elizabeth Cheng

Title:	Director
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

OUTER ISLANDS CAPITAL LP

By:	/s/ David H. MacCallum

Name:	David H. MacCallum

Title:	Managing Member

Address: 153 East 53rd Street
New York, NY 10022
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

/s/ Dr. Karl Pace

Dr. Karl Pace
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP

/s/ Richard D. Rippe

Richard D. Rippe

/s/ Sandra L. Rippe

Sandra L. Rippe
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

GREGORY L. ROSSTON

By:	/s/ Gregory L. Rosston

Title:

[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

STEVEN J. ROSSTON

By:	/s/ Steven J. Rosston

Title:

[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

/s/ Guillermo Surraco

Guillermo Surraco
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

SURINVEX INTERNATIONAL CORPORATION (FOREIGN CORP.)

By:	/s/ Juan C. Rachetti

Juan C. Rachetti

Title:	TREASURER
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

ALEJANDRO ZAFFARONI, TRUSTEE OF ZAFFARONI RETIREMENT TRUST FBO GONZALO M. SILVEIRA, U/A/D 1/1/02

By:	/s/ Alejandro Zaffaroni

ALEJANDRO ZAFFARONI

Title:	TRUSTEE
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

ALEJANDRO ZAFFARONI, TRUSTEE OF ZAFFARONI RETIREMENT TRUST FBO M. LORETTE VIAUD, U/A/D 1/1/02

By:	/s/ Alejandro Zaffaroni

ALEJANDRO ZAFFARONI

Title:	TRUSTEE
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

/s/ Alejandro Zaffaroni

ALEJANDRO ZAFFARONI

Address:
Alejandro A. Zaffaroni
c/o Technofyn Associates L.L.C.
4005 Miranda Avenue
Suite 180
Palo Alto, CA 94304
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

ZAFFARONI FAMILY PARTNERSHIP, L.P.

By:	/s/ Alejandro Zaffaroni

ALEJANDRO ZAFFARONI

Title:	GENERAL & LIMITED PARTNER
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]

Albert L. Zesiger
Alexa Zesiger Carver
Alza Corporation Retirement Plan
Asphalt Green, Inc.
Barrie Ramsay Zesiger
Brook Dey Cosby
City of Milford Pension & Retirement Fund
City of Stamford Firemen’s Pension Fund
David Zesiger
Dean Witter Foundation
Domenic J. Mizio
Francois DeMenil
Helen Hunt
J.P. Morgan Trust Co. (Bahamas) Ltd. As Trustee U/A/D 11/30/93
John J. & Catherine H. Kayola
Meehan Foundation
National Federation of Independent Business
National Federation of Independent Business Employee Pension Trust
Nicola Zesiger Mullen
Peter Looram
Psychology Associates
Public Employee Retirement System of Idaho
Susan Uris Halpern
Theeuwes Family Trust, Felix Theeuwes Trustee
Wells Family LLC
Wolfson Investment Partners LP

By:	ZESIGER CAPITAL GROUP LLC, as Attorney-in-fact

By:	/s/ Albert L. Zesiger

Title:	Managing Director
[SIGNATURE PAGE TO PERLEGEN SCIENCES, INC. SECOND
AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT]